UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2024

Andretti Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41218	98-1578373
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7615 Zionsville Road Indianapolis, Indiana 46268
(Address of principal executive offices, including zip code)

(317) 872-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable public warrant	WNNR.U	New York Stock Exchange
Class A ordinary shares, $0.0001 par value	WNNR	New York Stock Exchange
Public warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	WNNR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Forward Purchase Agreement

On March 25, 2024, Andretti Acquisition Corp. (“Andretti”) and Zapata Computing, Inc. (“Zapata”) entered into a Confirmation of an OTC Equity Prepaid Forward Transaction (the “Forward Purchase Agreement”) with Sandia Investment Management LP, acting on behalf of certain funds (collectively, “Sandia” or the “Seller”). For purposes of the Forward Purchase Agreement, Andretti is referred to as the “Counterparty” prior to the consummation of the previously disclosed business combination between Andretti and Zapata (the “Business Combination”), while Zapata Computing Holdings Inc. is referred to as the “Counterparty” after the consummation of the Business Combination. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Forward Purchase Agreement.

Pursuant to the terms of the Forward Purchase Agreement, Sandia will purchase concurrently with the closing of the Business Combination pursuant to the FPA Funding Amount PIPE Subscription Agreement (as defined below), an aggregate of 1,500,000 shares of common stock, par value $0.0001 per share, of Zapata Computing Holdings Inc. (“Zapata Common Stock”), less the number of any shares of Class A ordinary shares, par value $0.0001 per share, of Andretti (“Andretti Ordinary Shares”) purchased by Sandia separately from third parties through a broker in the open market (“Recycled Shares”). Sandia intends, but is not obligated, to purchase Recycled Shares from third parties (other than Andretti) through a broker in the open market (other than through Andretti). Sandia will not be required to purchase an amount of Zapata Common Stock such that, following such purchase, Sandia’s ownership would exceed 9.9% of the total number of shares of Zapata Common Stock outstanding immediately after giving effect to such purchase, unless Sandia, at its sole discretion, waives such 9.9% ownership limitation. The number of shares subject to the Forward Purchase Agreement (the “Number of Shares”) is subject to reduction following a termination of the Forward Purchase Agreement with respect to such shares as described under “Optional Early Termination” in the Forward Purchase Agreement.

The Forward Purchase Agreement provides that Sandia will be paid directly by the Counterparty an aggregate cash amount (the “Prepayment Amount”) equal to the product of (i) the Number of Shares as set forth in a pricing date notice to be delivered to the Counterparty and (ii) the redemption price per share as defined in Article 51.5 of Andretti’s Amended and Restated Articles of Association, effective as of January 12, 2022, as amended on July 14, 2023 (the “Articles of Association,” and such redemption price, the “Initial Price”). Such Prepayment Amount will be paid, in the case of Recycled Shares, with proceeds from Andretti’s Trust Account maintained by Continental Stock Transfer and Trust Company holding the net proceeds of the sale of the units in Andretti’s initial public offering and the sale of private placement warrants (the “Trust Account”) no later than the earlier of (a) one business day after the closing date of the Business Combination and (b) the date any assets from the Trust Account are disbursed in connection with the Business Combination. The Prepayment Amount for Additional Shares (as defined below) will be netted against the proceeds that Sandia is to pay for the purchase of Additional Shares pursuant to the terms of its FPA Funding Amount PIPE Subscription Agreement, with Sandia being able to reduce the purchase price for the Additional Shares by the Prepayment Amount.

Following the closing of the Business Combination, the reset price (the “Reset Price”) will initially be $10.00 per share and will be subject to reset on a monthly basis (each a “Reset Date”) with the first such Reset Date occurring 180 days after the closing date of the Business Combination, to be greater of (a) $4.50 and (b) the 30-day volume weighted average price of shares of Zapata Common Stock (for any scheduled trading day, the “VWAP Price”) immediately preceding such Reset Date. Except as described below, the Reset Price will be reduced immediately to any lower price at which the Counterparty closes any agreement to sell or grants any right to reprice, or otherwise disposes of or issues (or announces any offer, sale, grant or any option to purchase or other disposition of) any shares of Zapata Common Stock or securities of the Counterparty or any of its subsidiaries convertible, exercisable or exchangeable into, or otherwise entitles the holder thereof to receive, shares of Zapata Common Stock or other securities (a “Dilutive Offering”). However, certain transactions do not constitute Dilutive Offerings, including, among other things, grants or issuances under the Counterparty’s equity compensation plans, shares issued upon conversion of Senior Secured Promissory Notes pursuant to the Senior Secured Note Purchase Agreement, dated December 15, 2023, by and among Zapata Computing, Inc. and the investors named therein, shares issued in connection with the Business Combination, securities issued in connection with costs and expenses incurred in connection with the Business Combination, securities issued, at a price no less than the lesser of $10.00 and the VWAP Price for any consecutive 10 trading days (provided that such VWAP Price shall be no lower than $7.50, and if it is, then $7.50), prior to or no more than 60 days following the consummation of the Business Combination, any securities issued in connection with the FPA Funding Amount PIPE Subscription Agreement, and any drawdown on the Purchase Agreement, dated as of December 19, 2023, by and among Andretti, Zapata Computing, Inc. and Lincoln Park Capital Fund, LLC (the “Lincoln Park ELOC”), occurring during the 180 days after the effectiveness of the registration statement registering shares of Zapata Common Stock to be issued pursuant to such Lincoln Park ELOC.

From time to time and on any date following the Business Combination (any such date, an “OET Date”), Sandia may, in its absolute discretion, terminate the Forward Purchase Agreement in whole or in part by providing written notice to the Counterparty (the “OET Notice”), no later than the next Payment Date following the OET Date, which OET Notice shall specify the quantity by which the Number of Shares shall be reduced (such quantity, the “Terminated Shares”). The effect of an OET Notice shall be to reduce the Number of Shares by the number of Terminated Shares specified in such OET Notice with effect as of the related OET Date. As of each OET Date, the Counterparty shall be entitled to an amount from Sandia, and Sandia shall pay to the Counterparty an amount, equal to the product of (x) the number of Terminated Shares and (y) the Reset Price in respect of such OET Date. The payment date may be changed within a quarter at the mutual agreement of the parties.

The valuation date will be the earliest to occur of (a) the second anniversary of the closing date of the Business Combination, (b) the date specified by Sandia in a written notice to be delivered to the Counterparty at Sandia’s discretion (which Valuation Date shall not be earlier than the day such notice is effective) after the occurrence of any of (w) a VWAP Trigger Event (x) a Delisting Event, (y) a Registration Failure or (z) unless otherwise specified therein, upon any Additional Termination Event, and (c) 90 days after delivery by the Counterparty of a written notice in the event that for any 20 trading days during a 30 consecutive trading day-period (the “Measurement Period”) that occurs at least six months after the closing date of the Business Combination, the VWAP Price is less than the then applicable Reset Price, provided that a Registration Statement was effective and available for the entire Measurement Period and remains continuously effective and available during the entire 90 day notice period (the “Valuation Date”).

On the Cash Settlement Payment Date, which is the tenth business day following the last day of the Valuation Period commencing on the Valuation Date, Sandia will pay the Counterparty a cash amount equal to (A) the Number of Shares as of the Valuation Date less the number of Unregistered Shares, multiplied by (B) the volume-weighted daily VWAP Price over the Valuation Period (the “Settlement Amount”); provided, that if the amount of the Settlement Amount Adjustment (as defined below) payable by Counterparty to Sandia is less than the Settlement Amount, then the Settlement Amount Adjustment will be automatically netted from the Settlement Amount and any remaining amount paid in cash. The Counterparty will pay to Sandia on the Cash Settlement Payment Date an amount (the “Settlement Amount Adjustment”) equal to (1) the Number of Shares as of the Valuation Date multiplied by $2.00 per share if the amount is to be paid in cash, or (2) if the Settlement Amount Adjustment exceeds the Settlement Amount, the Counterparty may at its election pay the Settlement Amount Adjustment to Sandia in shares of Zapata Common Stock, in an amount equal to the product of the Number of Shares as of the Valuation Date multiplied by $2.25; provided, that in certain circumstances as described in the Forward Purchase Agreement, including if a Delisting Event occurs during the Valuation Period, the Settlement Amount Adjustment must be paid in cash.

Sandia has agreed to waive any redemption rights under the Articles of Association with respect to any Andretti Ordinary Shares purchased by Sandia as Recycled Shares, that would require redemption by Andretti in connection with the Business Combination. Such waiver may reduce the number of Andretti Ordinary Shares redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination. The Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934, as amended.

The foregoing summary of the Forward Purchase Agreement is qualified in its entirety by reference to the text of the form of Forward Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

FPA Funding Amount PIPE Subscription Agreement

In connection with the entry into the Forward Purchase Agreement, on March 25, 2024, Andretti entered into a subscription agreement (the “FPA Funding Amount PIPE Subscription Agreement”) with Sandia. Pursuant to the FPA Funding Amount PIPE Subscription Agreement, Sandia agreed to subscribe for and purchase, and Andretti agreed to issue and sell to Sandia, on the closing date of the Business Combination, an aggregate of 1,500,000 shares of Zapata Common Stock, less the number of any Recycled Shares (such shares of Zapata Common Stock, the “Additional Shares”), which Additional Shares shall be subject to the Forward Purchase Agreement.

The foregoing summary of the FPA Funding Amount PIPE Subscription Agreement is qualified in its entirety by reference to the text of the form of FPA Funding Amount PIPE Subscription Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

The Company expects to complete the Business Combination on March 28, 2024. Based on funds remaining in the Trust Account, Andretti expects that Public Shareholders who exercised their redemption rights in connection with the closing of the Business Combination will receive a redemption price of approximately $10.99 per share.

Item 3.02.	Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of Counterparty that may be issued in connection with the FPA Funding Amount PIPE Subscription Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

FORWARD LOOKING STATEMENTS

Certain statements included in this communication that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “continue,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem” “seek” “future” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of the management of Andretti, and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are beyond the control of Andretti. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions, the inability of Andretti to successfully or timely consummate the Business Combination, the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against Andretti, Zapata or others following the completion of the Business Combination and any definitive agreements with respect thereto; the ability to meet stock exchange listing standards following the consummation of the Business Combination; failure to realize the anticipated benefits of the Business Combination, risks related to the performance of Zapata’s business and the timing of expected business or revenue milestones, and the effects of competition on Zapata’s business. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, forward-looking statements reflect Andretti’s expectations, plans or forecasts of future events and views as of the date of this Current Report. Andretti anticipates that subsequent events and developments will cause Andretti’s assessments to change. Neither Andretti nor Zapata undertakes or accepts any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. These forward-looking statements should not be relied upon as representing Andretti’s or Zapata’s assessments of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description

10.1*	Forward Purchase Agreement
10.2*	FPA Funding Amount PIPE Subscription Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2024	ANDRETTI ACQUISITION CORP.

	By:	/s/ William M. Brown
		Name:	William M. Brown
		Title:	President and Chief Financial Officer